UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K/A

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025 (April 14, 2025)

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Paychex, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-11330	16-1124166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

911 Panorama Trail South Rochester, New York		14625-2396
(Address of Principal Executive Offices)		(Zip Code)

(585) 385-6666

Registrant’s Telephone Number, Including Area Code

(N/A)
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 7, 2025, Paychex, Inc., a Delaware corporation (“Paychex”), Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Paychex (“Merger Sub”), and Paycor HCM, Inc., a Delaware corporation (“Paycor”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). On April 14, 2025, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into Paycor (the “Merger”), with Paycor continuing as the surviving corporation and an indirect wholly owned subsidiary of Paychex, as previously disclosed in Paychex’s Current Report on Form 8-K filed on April 14, 2025 (the “Original 8-K”). This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the financial statements of Paycor and pro forma financial information required by Item 9.01 of Form 8-K (this “Amendment No. 1”).

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Paychex and Paycor would have achieved had the companies been combined during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described above, this Amendment No. 1 does not otherwise amend, modify, or update the disclosures contained in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Paycor for the year ended June 30, 2024 contained in Part II, Item 8 to Paycor’s Annual Report on Form 10-K for the year ended June 30, 2024 are incorporated herein by reference.

The unaudited consolidated financial statements of Paycor for quarter ended December 31, 2024 contained in Part I, Item 1 to Paycor’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2024 are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statements of income for the six-months ended November 30, 2024 and the year ended May 31, 2024, which combine the historical Paychex consolidated statements of income and the historical Paycor consolidated statements of operations giving effect to the Merger as if it had occurred on June 1, 2023, and the unaudited pro forma condensed combined balance sheet as of November 30, 2024, which combines the historical Paychex and Paycor consolidated balance sheets, giving effect to the Merger as if it had occurred on November 30, 2024, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (with respect to Paycor HCM, Inc.).
99.1	Unaudited pro forma condensed combined balance sheet of Paychex, Inc. as of November 30, 2024 and unaudited pro forma condensed combined statements of income of Paychex, Inc. for the six-months ended November 30, 2024 and the fiscal year ended May 31, 2024.
104	Cover Page Interactive File, embedded in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.

By:	/s/ Prabha Sipi Bhandari
	Name:	Prabha Sipi Bhandari
	Title:	Chief Legal Officer, Chief Ethics Officer and Secretary

Date: June 27, 2025